UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08203

T. Rowe Price Quantitative Management Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018

Item 1. Report to Shareholders

QM Global Equity Fund	June 30, 2018

T. ROWE PRICE QM GLOBAL EQUITY FUND

HIGHLIGHTS

■	The fund returned -1.10% in the first half of 2018. It underperformed the MSCI All Country World Index but held up slightly better than its Lipper peer group index.
■	Fund performance was hurt by our stock selection in the consumer discretionary sector, by the underperformance of our holdings in Brazil, and by a small overweight to Turkey. In addition, our Japanese stocks underperformed their peers in the benchmark.
■	The fund’s sector allocations at the end of June were very similar to those of the MSCI index. While we expect that most of the fund’s performance will be due to stock selection decisions, we may make sector or country bets when we see an opportunity to add value.
■	Global growth appears to have peaked, and trade protectionism is a growing risk. Nevertheless, our opportunity set is vast, and through our disciplined stock selection process, we continuously seek and invest in companies of all sizes—in both developed and emerging markets—with favorable attributes.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

U.S. stocks recorded decent gains in the first half of 2018, but unlike last year, investors had to absorb some bumps along the way. In February, volatility spiked and the S&P 500 Index briefly tumbled over 10% from its highs, putting it in correction territory. The major U.S. benchmarks recovered their losses in the spring, eventually bringing the technology-focused Nasdaq Composite Index and the smaller-cap indexes to new highs. Volatility stayed somewhat elevated, however, and many investors clearly remained anxious as the first half of your fund’s fiscal year ended.

Solid corporate and economic fundamentals initially seemed to promise that 2017’s strong stock market momentum might carry forward into 2018. Continued global synchronized growth led to strong profits for many multinationals. In the U.S., earnings for the S&P 500 rose by nearly 25% in the first quarter versus a year before, according to FactSet—the best performance since the recovery from the financial crisis. Profit growth also picked up in Europe, Japan, and emerging markets, even as growth in many international economies cooled a bit.

Inflation fears presented the first obstacle to the markets in February, however. Stocks tumbled on news that hourly wages had jumped in January, sparking fears that the Federal Reserve would pick up its pace of interest rate increases in order to head off inflation. Wage growth moderated in the following months, but a series of strong economic reports raised growth expectations and sent long-term interest rates to multiyear peaks by May. Investors also worried that the massive U.S. fiscal stimulus from December’s tax cuts and March’s spending bill might overheat the economy, though interest rates fell back in late May and June as Fed officials stressed their intention to move slowly in tightening monetary policy.

Trade tensions soon emerged as a second impediment for the markets. The Trump administration began implementing a more populist trade stance in March, announcing tariffs on steel and aluminum imports, threatening to withdraw from the North American Free Trade Agreement (NAFTA), and later raising the possibility of taxing auto imports. The administration also announced a steady escalation in possible tariffs on Chinese goods, eventually targeting a list of $200 billion in Chinese imports. China and other U.S. trading partners vowed to retaliate proportionately.

Investors initially seemed willing to dismiss the tit-for-tat threats as negotiating tactics, but evidence eventually emerged that even the prospect of tariffs was impacting corporate strategies and profit outlooks. Stocks slumped on June 21, after German automaker Daimler lowered its earnings guidance due to possible tariff increases on SUVs it manufactures in the U.S. and sells in China. A few days later, Harley-Davidson revealed that it was planning to move some of its motorcycle production to Europe to avoid retaliatory tariffs recently announced by the European Union.

Boeing, Caterpillar, and other leading exporters suffered declines as trade tensions worsened, but small-caps, which typically have far less international exposure, fared much better than large-caps in the first half of the year. Growth shares continued to outperform value shares despite the strong performance of energy stocks, which benefited from a rise in oil prices to multiyear highs. Stocks in overseas markets reacted particularly poorly to growing trade fears and fell for the period. A decline in many currencies relative to the dollar also weighed on international bond and stock returns for U.S. investors.

Meanwhile, technology shares continued to dominate, with much of the market’s overall gain to date in 2018 concentrated in a handful of mega-cap companies able to leverage dominant Internet platforms. Data breaches and concerns about the growing power of these firms resulted in calls for government intervention in early 2018. For now, however, the threat of increased regulation seems a longer-term one that appears minor in comparison to the powerful fundamental strength of these companies.

T. Rowe Price’s global team of industry experts is monitoring the possible impact of tariffs and other challenges on a wide range of companies—from the global tech titans to small, domestic firms that get little analyst coverage on Wall Street. While the rest of 2018 may bring further surprises, you can rest assured that your portfolio manager is drawing on a wide range of insights in seeking to provide shareholders with superior returns while minimizing the impact of unforeseen political events or other pitfalls.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital.

FUND COMMENTARY

How did the fund perform in the past six months?

U.S. stocks rose in the first half of 2018, but non-U.S. markets, especially emerging markets, struggled due in part to a stronger dollar and increasing global trade tensions. As shown in the Performance Comparison table, your fund returned -1.10% but underperformed its benchmark, the MSCI All Country World Index. However, the fund held up slightly better than its Lipper peer group index. (Performance for the fund’s Advisor and I Class shares will vary due to their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

In terms of attribution, the fund’s six-month performance was hurt by our stock selection in the consumer discretionary sector. While our position in Amazon.com performed very well, our investment in Comcast—which had been in a bidding war with Walt Disney to purchase assets from Twenty-First Century Fox and which is currently battling against Fox to purchase European pay-TV company Sky—sagged amid concerns that the company would need to take on significant debt to finance these possible purchases. Fund performance was also hurt by the underperformance of our holdings in Brazil, whose market dropped 17% in U.S. dollar terms, and by a small overweight to Turkey, where stocks tumbled 29%. In addition, our Japanese stocks underperformed their peers in the benchmark. Japan’s market fell about 2%. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

How is the fund positioned?

The fund’s sector allocations at the end of June were very similar to those of the MSCI index. As shown in the Sector Diversification table, our largest allocations were information technology, financials, consumer discretionary, health care, and industrials and business services. While we expect that most of the fund’s performance will be due to stock selection decisions—which we make after we identify quality companies through our multi-factor ranking process—we may make sector or country bets when we see an opportunity to add value. To help us control risk, any sector and regional bets are expected to be moderate in magnitude.

Another means of controlling risk is broad diversification. We had about 340 holdings at the end of June, and only seven positions, as shown in the Twenty-Five Largest Holdings table on page 9, represented 1.0% or more of the fund’s assets.

A third means of controlling risk is managing position sizes. We tend to have larger positions in companies that are proven or stable, such as software giant Microsoft, financial powerhouse JPMorgan Chase, and South Korea’s Samsung Electronics. Firms such as these are global industry leaders with diversified businesses and strong cash flows that can be used to grow their businesses or returned to shareholders via dividends and stock buybacks. In contrast, we tend to have smaller positions in higher-risk companies, such as smaller biotechnology firms.

We eliminated various holdings that did not meet our investment criteria in the last six months—such as semiconductor companies Xilinx and Qualcomm, cereal maker General Mills, Wells Fargo, South African food services company Bid, and Turkish automaker Ford Otomotiv Sanayi—because their rankings declined to a point where we decided that they were no longer appealing investments. On the other hand, we added several companies to the portfolio, including Japanese automaker Suzuki Motor, aerospace and defense company Lockheed Martin, and South African insurance company Sanlam. These and other new positions had higher rankings based on the various metrics we consider to be important.

In terms of global diversification, 57% of the fund’s assets were invested in North America, with most of that in the U.S. Europe accounted for 22% of assets while Japan and other Asian markets accounted for most of the remainder. After the U.S., our largest country allocations are Japan (7%), the UK (6%), and China (4%). We have investments in more than 30 countries around the world, and our country allocations at the end of June were fairly close to those of the benchmark.

What is portfolio management’s outlook?

U.S. macro indicators have been strong, and the 3.8% national unemployment rate in May was near historically low levels. Recent macro data suggest that inflation has moved just above the Federal Reserve’s 2% target. The Fed did indicate that it expects to continue raising short-term interest rates, and the market expects two more rate hikes this year. The Treasury yield curve has been flattening, which means the difference between shorter-term interest rates and longer-term rates has been narrowing. While this is often a precursor of an economic slowdown, based on current data, we do not see one on the horizon.

The major news in recent months was the initiation of tariffs and tariff threats by the U.S. government. We think these actions are hurting markets and certain sectors of the economy, including smaller businesses. Many believe that U.S. small-caps have recently outperformed due to low exposure to exports and that they would be less affected by retaliatory trade sanctions against the U.S. While it is true that large-cap companies have higher foreign sales exposure, most U.S. small-cap companies have large-cap companies as their clients. To that extent, we do not believe U.S. small-cap companies would be immune to a trade war.

An event that seems to have become more important is the increased focus on personal data and privacy issues. If there is greater regulatory scrutiny of companies that benefit from monetizing users’ personal information, it could lead to new rules and regulations and has the potential to eventually affect the valuations of many technology companies. Another area of concern is the strengthening of the U.S. dollar and the consequent drop in emerging markets, which is partially due to local currency weakness. A strengthening dollar could result in reduced U.S. exports, which would be a negative for the U.S. economy.

In Europe, growth in the eurozone is moderating but expected to stabilize. The recent uptrend in corporate earnings is expected to continue, but rising trade protectionism is a significant risk, most notably for Germany given its export focus. In the UK, Brexit negotiations remain the central issue for the country’s growth trajectory. Inflation has been declining, but the central bank could still raise short-term interest rates again in the next few months.

In Asia, trade-driven economies are likely to slow as global growth appears to have peaked—though growth remains at healthy levels. Japan’s eight-quarter growth streak ended when the economy contracted in the first quarter of 2018, but significant improvement in Prime Minister Shinzo Abe’s approval ratings suggests a stable macro policy outlook for now. In the emerging markets universe, growth is slowing and could stabilize in the latter half of 2018. Trade protectionism is a growing risk, but the real impact should be limited as long as the dialogue between the U.S. and China continues.

Through our disciplined stock selection process, we continuously seek and invest in companies of all sizes—in both developed and emerging markets—with favorable attributes. We especially like stocks of high-quality companies that generate good cash flows and are judicious in deploying capital. We believe that such companies will distinguish themselves over time with superior performance relative to lower-quality businesses.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN THE FUND

Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a particular company or industry.

The fund’s focus on large and medium-sized companies subjects the fund to the risk that larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and they may be less capable of responding quickly to competitive challenges and industry changes. Because the fund focuses on large and medium-sized companies, its share price could be more volatile than a fund that invests only in large companies. Medium-sized companies typically have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies.

Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, foreign investments are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S.

The fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that the advisor may not be successful in selecting companies for investment or determining the weighting of particular stocks in the fund’s portfolio. Any of these factors could cause the fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

These are some of the principal risks of investing in this fund. For a more thorough discussion of risks, please see the fund’s prospectus.

BENCHMARK INFORMATION

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/18
Apple	1.9%
Microsoft	1.8
Amazon.com	1.7
Alphabet	1.5
JPMorgan Chase	1.1
Facebook	1.0
Tencent Holdings	1.0
Royal Dutch Shell	0.9
Bank of America	0.9
Boeing	0.8
Johnson & Johnson	0.7
Visa	0.7
Total	0.7
Samsung Electronics	0.7
Citigroup	0.7
Alibaba Group Holding	0.7
Taiwan Semiconductor Manufacturing	0.6
ExxonMobil	0.6
UnitedHealth Group	0.6
Home Depot	0.6
MasterCard	0.6
EOG Resources	0.6
Union Pacific	0.6
Valero Energy	0.5
Rio Tinto	0.5
Total	22.0%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS‡	Shares	$ Value
(Cost and value in $000s)		
AUSTRALIA 2.0%		
Common Stocks 2.0%		
Australia & New Zealand Banking	3,079	64
Challenger	6,565	57
CSL	308	44
LendLease, Equity Units	2,497	37
Macquarie Group	874	80
Rio Tinto	1,636	101
Total Australia (Cost $292)		383
AUSTRIA 0.5%		
Common Stocks 0.5%		
OMV	1,237	70
Raiffeisen Bank International	837	26
Total Austria (Cost $82)		96
BRAZIL 0.8%		
Common Stocks 0.6%		
Cia de Saneamento Basico do Estado de Sao Paulo	2,370	14
Equatorial Energia	2,180	32
Lojas Renner	2,700	20
Qualicorp	3,960	19
Raia Drogasil	1,750	30
		115
Preferred Stocks 0.2%		
Itau Unibanco Holding (1)	3,050	32
		32
Total Brazil (Cost $164)		147
CANADA 3.0%		
Common Stocks 3.0%		
Bank of Montreal	568	44

Canadian Natural Resources	1,984	72
CGI Group, Class A (2)	803	51
Cogeco Communications	602	30
Constellation Software	59	46
Magna International	713	41
Methanex	600	42
Onex	586	43
Toronto-Dominion Bank	1,382	80
TransCanada (3)	1,144	49
West Fraser Timber	795	55
Total Canada (Cost $470)		553

CHILE 0.1%

Preferred Stocks 0.1%

Embotelladora Andina, Class A (1)	7,430	26
Total Chile (Cost $29)		26

CHINA 4.0%

Common Stocks 4.0%

Alibaba Group Holding, ADR (USD) (2)	670	124
China Communications Services, H Shares (HKD)	38,000	24
China Construction Bank, H Shares (HKD)	71,000	65
China Medical System Holdings (HKD)	9,000	18
Geely Automobile Holdings (HKD)	14,000	36
Jiangsu Expressway, H Shares (HKD)	16,000	19
NetEase, ADR (USD)	154	39
Nine Dragons Paper (HKD)	15,000	19
Ping An Insurance, H Shares (HKD)	7,500	69
Sino Biopharmaceutical (HKD)	33,000	50
Sunny Optical Technology (HKD)	2,700	50
Tencent Holdings (HKD)	3,700	186
TravelSky Technology, H Shares (HKD)	8,000	23
YY, ADR (USD) (2)	340	34
Total China (Cost $475)		756

DENMARK 0.6%

Common Stocks 0.6%

Danske Bank	901	28
Genmab (2)	51	8
Novo Nordisk, B Shares	818	38
Vestas Wind Systems	533	33
Total Denmark (Cost $127)		107

FINLAND 0.2%

Common Stocks 0.2%

Sampo, A Shares	632	31
Total Finland (Cost $30)		31

FRANCE 3.5%

Common Stocks 3.5%

AXA	1,289	32
BNP Paribas	1,036	64
Christian Dior	184	77
Gecina	248	41
Safran	471	57
Sanofi	561	45
Schneider Electric	567	47
Sodexo	488	49
Total	2,209	134
Valeo	663	36
Vinci	705	68
Total France (Cost $534)		650

GERMANY 3.4%

Common Stocks 3.2%

Allianz	269	55
BASF	592	57
Bayer	536	59

Continental	123	28
Covestro (4)	374	33
Deutsche Post	971	32
Deutsche Wohnen	1,066	51
Fresenius	484	39
Hannover Rueck	316	39
Linde	193	46
Prosiebensat.1 Media	588	15
Siemens	310	41
Siemens Healthineers (2)(4)	667	27
United Internet	510	29
Wirecard	322	52
		603
Preferred Stocks 0.2%		
Henkel (1)	239	30
		30
Total Germany (Cost $618)		633

HONG KONG 1.8%

Common Stocks 1.8%		
AIA Group	8,000	70
BOC Hong Kong Holdings	13,000	61
PCCW	37,000	21
Techtronic Industries	7,500	41
The Link	7,000	64
WH Group	47,500	38
Wheelock	5,000	35
Total Hong Kong (Cost $268)		330

HUNGARY 0.2%

Common Stocks 0.2%		
MOL Hungarian Oil & Gas	3,348	32
Total Hungary (Cost $38)		32

INDIA 0.6%

Common Stocks 0.6%

HDFC Bank, ADR (USD)	838	88
Yes Bank	3,744	19
Total India (Cost $78)		107

INDONESIA 0.4%

Common Stocks 0.4%

Bank Rakyat Indonesia Persero	172,500	34
Telekomunikasi Indonesia Persero	121,100	32
Total Indonesia (Cost $66)		66

IRELAND 0.6%

Common Stocks 0.6%

DCC (GBP)	376	34
ICON (USD)(2)(3)	356	47
Ryanair Holdings, ADR (USD)(2)(3)	272	31
Total Ireland (Cost $86)		112

ITALY 0.7%

Common Stocks 0.7%

Enel	5,774	32
Intesa Sanpaolo	11,357	33
Intesa Sanpaolo, Rights, 7/1/18 (2)	11,357	–
Snam	5,764	24
Terna Rete Elettrica Nazionale	8,138	44
Total Italy (Cost $159)		133

JAPAN 6.8%

Common Stocks 6.8%

Aisin Seiki	800	36
Asahi Group Holdings	1,100	56

Astellas Pharma	2,200	33
Bandai Namco Holdings	1,600	66
Daito Trust Construction	200	32
Daiwa House Industry	1,000	34
FANUC	100	20
Fujitsu	6,000	36
Hitachi High-Technologies	1,200	49
Isuzu Motors	2,100	28
ITOCHU	3,300	60
Kirin Holdings	2,300	62
MINEBEA MITSUMI	3,100	52
Mitsubishi Chemical	4,900	41
Mitsubishi Electric	3,500	46
Mitsubishi UFJ Financial	9,400	53
Nabtesco	1,100	34
Nippon Telegraph & Telephone	1,500	68
Nitto Denko	300	23
ORIX	1,500	24
Persol Holdings	1,200	27
Softbank	800	57
Sompo Holdings	1,000	40
Sony	1,700	87
Subaru	800	23
Suzuki Motor	900	50
Taisei	700	39
Tokio Marine Holdings	600	28
Tosoh	1,400	22
Yamaha Motor	1,900	48
Total Japan (Cost $1,214)		1,274

NETHERLANDS 1.9%

Common Stocks 1.9%

Heineken	413	42
ING Groep	3,292	47
Koninklijke Ahold Delhaize	2,696	64

Koninklijke DSM	662	66
Koninklijke Philips	1,011	43
NN Group	810	33
Wolters Kluwer	1,102	62
Total Netherlands (Cost $311)		357
NEW ZEALAND 0.2%		
Common Stocks 0.2%		
Spark New Zealand	18,489	47
Total New Zealand (Cost $48)		47
NORWAY 0.6%		
Common Stocks 0.6%		
DNB	3,545	69
Marine Harvest	2,371	47
Total Norway (Cost $89)		116
PERU 0.3%		
Common Stocks 0.3%		
Credicorp (USD)	288	65
Total Peru (Cost $51)		65
PHILIPPINES 0.2%		
Common Stocks 0.2%		
SM Investments	1,760	29
Total Philippines (Cost $26)		29
RUSSIA 0.2%		
Common Stocks 0.2%		
Sberbank of Russia, ADR (USD)	2,463	35
Total Russia (Cost $21)		35

SINGAPORE 0.3%

Common Stocks 0.3%

United Overseas Bank	2,700	53
Total Singapore (Cost $46)		53

SOUTH AFRICA 0.2%

Common Stocks 0.2%

Sanlam	4,443	23
Vodacom Group	2,259	20
Total South Africa (Cost $62)		43

SOUTH KOREA 1.1%

Common Stocks 1.1%

DB Insurance	225	12
LG Household & Health Care	23	29
Samsung Electronics	3,200	134
Woori Bank	2,674	39
Total South Korea (Cost $155)		214

SPAIN 0.9%

Common Stocks 0.9%

Aena (4)	218	39
Amadeus IT, A Shares	641	50
Red Electrica	1,378	28
Repsol	2,958	58
Repsol, Rights, 7/1/18 (2)	2,958	2
Total Spain (Cost $159)		177

SWEDEN 0.6%

Common Stocks 0.6%

Boliden	1,035	34
Essity, B Shares	1,069	26

Ica Gruppen (3)	794	24
Investor, B Shares	626	25
Total Sweden (Cost $115)		109

SWITZERLAND 1.5%

Common Stocks 1.5%

Lonza Group	116	31
Nestle	1,088	84
Novartis	895	68
Roche Holding	274	61
Swiss Life Holding	125	43
Total Switzerland (Cost $281)		287

TAIWAN 1.4%

Common Stocks 1.4%

China Life Insurance	33,438	35
President Chain Store	4,000	45
Taiwan Semiconductor Manufacturing	17,000	121
Uni-President Enterprises	24,000	61
Total Taiwan (Cost $205)		262

TURKEY 0.7%

Common Stocks 0.7%

BIM Birlesik Magazalar	1,368	20
Eregli Demir ve Celik Fabrikalari	13,903	31
Petkim Petrokimya Holding	16,690	17
TAV Havalimanlari Holding	5,879	29
Tupras Turkiye Petrol Rafinerileri	1,458	34
Total Turkey (Cost $154)		131

UNITED KINGDOM 5.8%

Common Stocks 5.8%

Ashtead Group	1,706	51

BP	4,975	38
British American Tobacco	1,156	58
Compass Group	2,468	53
Croda International	825	52
Direct Line Insurance Group	5,659	26
Experian	2,169	53
HSBC Holdings	10,430	97
Imperial Brands	1,128	42
Legal & General Group	9,770	34
Meggitt	5,758	37
National Grid	2,271	25
Next	622	50
Prudential	1,769	40
RELX	1,734	37
Royal Dutch Shell, B Shares	4,801	172
Segro	4,213	37
Shire	437	25
Unilever	1,696	94
Vodafone	16,029	39
WPP	1,390	22
Total United Kingdom (Cost $1,017)		1,082

UNITED STATES 53.9%

Common Stocks 53.9%

3M	311	61
AbbVie	925	86
Accenture, Class A	487	80
Activision Blizzard	764	58
Adobe Systems (2)	319	78
Agilent Technologies	870	54
Align Technology (2)	70	24
Allergan	281	47
Allstate	437	40
Alphabet, Class A (2)	242	273

Altria Group	1,722	98
Amazon.com (2)	192	326
Ameren	707	43
American Express	289	28
American International Group	763	40
Ameriprise Financial	230	32
Amgen	382	71
Anthem	320	76
Apple	1,907	353
Applied Materials	1,006	46
Aramark	986	37
Arconic	1,129	19
AutoZone (2)	35	23
Bank of America	6,057	171
Baxter International	1,006	74
Becton Dickinson & Company	283	68
Biogen (2)	120	35
BioMarin Pharmaceutical (2)(3)	105	10
BlackRock	126	63
Boeing	459	154
Booking Holdings (2)	39	79
Brighthouse Financial (2)	380	15
Broadcom	216	52
CBOE Global Markets	356	37
CDK Global	420	27
Celanese, Series A	493	55
Celgene (2)	353	28
Chubb	307	39
Cisco Systems	2,181	94
Citigroup	1,940	130
Comcast, Class A	2,614	86
Concho Resources (2)(3)	612	85
Cooper Companies	173	41
Crown Castle International, REIT (3)	515	56
Crown Holdings (2)(3)	719	32
Cummins	235	31

CVS Health	643	41
Danaher	455	45
Darden Restaurants	370	40
DaVita (2)	339	24
Diamondback Energy	477	63
Digital Realty Trust, REIT	353	39
Discover Financial	641	45
Dollar General	550	54
DowDuPont	1,062	70
Dr Pepper Snapple Group	460	56
DTE Energy	394	41
DXC Technology	533	43
Eastman Chemical	335	33
eBay (2)	880	32
Electronic Arts (2)	451	64
EOG Resources	904	112
Equifax	434	54
Estee Lauder, Class A	533	76
Exelon	1,747	74
Expedia	178	21
ExxonMobil	1,447	120
Facebook, Class A (2)	959	186
Fifth Third Bancorp (3)	2,664	76
Fiserv (2)(3)	926	69
General Dynamics (3)	149	28
Gilead Sciences	547	39
Hasbro (3)	640	59
Hologic (2)	798	32
Home Depot	587	115
Honeywell International	524	75
Huntington Ingalls Industries (3)	256	56
Illinois Tool Works (3)	288	40
Incyte (2)	157	11
Intel	1,694	84
Intercontinental Exchange	697	51
Intuit	286	58

Intuitive Surgical (2)	125	60
J.M. Smucker (3)	175	19
Johnson & Johnson	1,120	136
JPMorgan Chase	2,054	214
Kimberly-Clark	429	45
L3 Technologies	143	28
Lam Research	288	50
Lear	270	50
Lockheed Martin	180	53
Lowe's	550	53
Macy's (3)	1,000	37
Marathon Petroleum	480	34
MarketAxess Holdings (3)	148	29
Marriott, Class A	419	53
Marsh & McLennan	757	62
Mastercard, Class A	578	114
Merck	1,331	81
MGM Resorts International	1,200	35
Microsoft	3,494	345
Molson Coors Brewing, Class B	380	26
Mondelez International, Class A	696	29
Morgan Stanley	1,845	87
NextEra Energy	520	87
Nielsen Holdings	620	19
Omnicom Group (3)	335	26
Oracle	1,262	56
Packaging Corporation of America	638	71
PepsiCo	794	86
Perspecta	466	10
Pfizer	2,623	95
PPG Industries	424	44
Procter & Gamble	831	65
Prologis, REIT	810	53
Prudential Financial	410	38
Qurate Retail (2)	747	16
Red Hat (2)	230	31

Regeneron Pharmaceuticals (2)	38	13
Republic Services	1,103	75
ResMed	356	37
Roper Technologies	130	36
Ross Stores	751	64
Royal Caribbean Cruises	377	39
S&P Global	452	92
SBA Communications, REIT (2)(3)	400	66
Spectrum Brands Holdings (3)	200	16
Stanley Black & Decker	258	34
SunTrust (3)	1,318	87
Synopsys (2)	711	61
TechnipFMC	472	15
Texas Instruments	681	75
The Travelers Companies	281	34
Thermo Fisher Scientific	300	62
Torchmark	468	38
Total System Services	794	67
Tyson Foods, Class A	648	45
UGI	1,253	65
Union Pacific	739	105
United Technologies	473	59
UnitedHealth Group	480	118
Vail Resorts	202	55
Valero Energy	922	102
VeriSign (2)	220	30
Verizon Communications	1,749	88
Vertex Pharmaceuticals (2)	199	34
Visa, Class A (3)	1,020	135
VMware, Class A (2)	318	47
Wal-Mart	826	71
Walt Disney	908	95
Worldpay, Class A (2)	841	69
Wyndham Hotels & Resorts	424	25
Wyndham Worldwide	524	23
Zimmer Biomet Holdings	314	35

Zoetis	693	59
Total United States (Cost $8,065)		10,089

SHORT-TERM INVESTMENTS 1.3%

Short-Term Investments 1.3%		
T. Rowe Price Government Reserve Fund, 1.91% (5)(6)	234,270	234
Total Short-Term Investments (Cost $234)		234

SECURITIES LENDING COLLATERAL 3.2%

Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank 3.2%		
Money Market Funds 3.2%		
T. Rowe Price Short-Term Fund, 2.08% (5)(6)	59,258	592
Total Investments through Securities Lending Program with JPMorgan Chase Bank		592
Total Securities Lending Collateral (Cost $592)		592
Total Investments in Securities		
103.5% of Net Assets (Cost $16,361)		**$ 19,358**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Shares are denominated in the currency of the country presented unless otherwise noted.

(1) Preferred stocks are shares that carry certain preferential rights. The dividend rate may not be consistent each pay period and could be zero for a particular year.

(2) Non-income producing

(3) All or a portion of this security is on loan at June 30, 2018 – total value of such securities at period-end amounts to $580. See Note 3.

(4) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers – total value of such securities at June 30, 2018 amounts to $99 and represents 0.5% of net assets.

(5) Affiliated Company

(6) Seven-day yield

ADR American Depositary Receipts

GBP British Pound

HKD Hong Kong Dollar

REIT A domestic Real Estate Investment Trust whose distributions pass-through with original tax character to the shareholder

USD U.S. Dollar

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Quantitative Management Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The QM Global Equity Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital. The fund has three classes of shares: the QM Global Equity Fund (Investor Class), the QM Global Equity Fund–Advisor Class (Advisor Class), and the QM Global Equity Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions, if any, are declared and paid by each class annually. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The portion of the results of operations attributable to changes in foreign exchange rates on investments is not bifurcated from the portion attributable to changes in market prices. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. To the extent any expenses are waived or reimbursed in accordance with an expense limitation (see Note 6), the waiver or reimbursement is charged to the applicable class or allocated across the classes in the same manner as the related expense. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets; during the six months ended June 30, 2018, the Advisor Class incurred less than $1,000 in these fees.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument.

GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2018 (for further detail by category, please refer to the accompanying Portfolio of Investments):

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2018.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging market countries; at period-end, approximately 10% of the fund’s net assets were invested in emerging markets. Emerging markets generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2018, the value of loaned securities was $580,000; the value of cash collateral and related investments was $595,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $2,318,000 and $1,565,000, respectively, for the six months ended June 30, 2018.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2018, the cost of investments for federal income tax purposes was $16,363,000. Net unrealized gain aggregated $2,995,000 at period-end, of which $3,700,000 related to appreciated investments and $705,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax, and capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At June 30, 2018, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2018, the effective annual group fee rate was 0.29%.

The Investor Class and Advisor Class are each subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were waived; and (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2020, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were paid; and (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements $150,000 of expenses were waived/paid by Price Associates during the six months ended June 30, 2018. Including this amount, expenses previously waived/paid by Price Associates in the amount of $719,000 remain subject to repayment by the fund at June 30, 2018.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2018, expenses incurred pursuant to these service agreements were $46,000 for Price Associates; $6,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

As of June 30, 2018, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 950,000 shares of the Investor Class, representing 67% of the Investor Class’s net assets and 25,000 shares of the Advisor Class, representing 100% of the Advisor Class’s net assets and 25,000 shares of the I Class, representing 47% of the I Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2018, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), on behalf of the fund. In that regard, at an in-person meeting held on March 5–6, 2018 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total return for the one-year period as of September 30, 2017, and compared this return with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods and the fund’s limited operating history, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. While the Board did not review information regarding profits realized from managing the fund in particular because the fund had either not achieved sufficient portfolio asset size or not recognized sufficient revenues to produce meaningful profit margin percentages, the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the T. Rowe Price funds.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to contractual expense limitations agreed to by the Advisor with respect to the Investor Class, Advisor Class, and I Class). The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Investor Class Expense Group); (ii) total expenses and actual management fees of the Advisor Class of the fund with a group of competitor funds selected by Broadridge (Advisor Class Expense Group); and (iii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflects the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the first quintile (Investor Class Expense Group), the fund’s actual management fee rate ranked in the first quintile (Investor Class Expense Group, Advisor Class Expense Group, and Expense Universe), and the fund’s total expenses ranked in the first quintile (Investor Class Expense Group, Advisor Class Expense Group, and Expense Universe).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) During the period, the Price Funds’ accounting agent, The Bank of New York Mellon (BNYM), converted the fund’s books and records from a legacy fund accounting system / operating model to a BNYM fund accounting system / operating model.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Quantitative Management Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 16, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 16, 2018

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	August 16, 2018